Putnam
Utilities
Growth and
Income Fund

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Sheldon Simon, portfolio manager for the Putnam Utilities Growth and Income Fund, says he spends a lot more time looking at utility companies' management and their business strategies than he used to. 'In a sense, the analytical effort for utilities is becoming more in line with other industrial companies,' he says."

                           -- USA Today, August 16, 1996

* According to Lipper Analytical Services, Putnam Utilities Growth and Income Fund's class A share total return ranked 4 out of 22 (18%) in utility funds for the five-year period ended October 31, 1996.*

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

14     Portfolio holdings

23     Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 10/31/96, class A shares ranked 12 out of 90 and 5 out of 57, for 1- and 3-year performance respectively; class B shares ranked 19 out of 90 for 1-year performance; and class M shares ranked 17 out of 90 for 1-year performance. Past performance is not indicative of future results.


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

In our report at the midpoint of Putnam Utilities Growth and Income Fund's fiscal year, we noted passage of landmark legislation that was destined to change the face of the utility industry in the United States. The impact of that legislation was not long in being felt.

As frequently happens, implementation of the new rules -- which deregulate the telecommunications industry and open the electric transmission industry to greater competition -- was preceded by a period of uncertainty. Then, as the various players grasped the implications of the change, they began seeking ways to survive and even thrive in the new environment.

These changes have already had a favorable effect on your fund's performance, since Fund Managers Sheldon Simon and Christopher Ray quickly identified and acted upon several investment opportunities. In the report that follows, Sheldon and Chris discuss performance for the fiscal year ended October 31, 1996, and review prospects for the fiscal year just started.

Respectfully yours,

/S/George Putnam

George Putnam
Chairman of the Trustees
December 18, 1996



Report from the Fund Managers
Sheldon N. Simon, lead manager
Christopher A. Ray

Capitalizing upon changes in the utility sector while drawing on the strength of its diversified strategy, Putnam Utilities Growth and Income Fund celebrated its five-year anniversary with superior competitive performance. Cumulative returns for class A shares at net asset value and public offering price of 73.24% and 63.34% respectively not only surpassed the Lipper category average of 62.81% but placed the fund at 4 of the 22 utility funds tracked by Lipper Analytical Services for the five years ended October 31, 1996. Complete performance information can be found on pages 9 and 11. See page 2 for ranking information.

* FIVE-YEAR SYNOPSIS SHOWS STRONG BOND MARKET TIES

Utility stocks tend to be slow-growing, high-yielding investments typically favored by income-oriented investors. Thus their performance generally tracks that of the bond market. During your fund's first three years of operation, 1990 through 1992, receding interest rates and a rallying bond market boosted the fund's performance. In fiscal 1993 and 1994, a more conservative portfolio structure paid off when higher interest rates resulted in falling utility stock prices. Our diversification into non-utility holdings and foreign utility stocks helped cushion the value of the portfolio, but the 1995 fiscal year was primarily one of recovery from this downturn. Utility stocks and bonds performed well as the market rallied, and this positive performance continued into fiscal 1996.

* GAS AND ELECTRIC HOLDINGS BENEFIT FROM CONSOLIDATION WAVE

The winds of change often herald opportunity. In the utility sector, in which the status quo has reigned for decades, this axiom is an apt description of recent developments. The Telecommunications Act of 1996 and ongoing changes in the energy sector, while creating initial turbulence for investors, have presented your fund with the potential to benefit from a new trend of mergers and acquisitions within three sectors of the industry: gas, electric, and telephone.

While benefits in the telephone industry remain unclear, investments in gas and electric utility stocks have found more potential for value in this newly competitive environment. Electric companies merging with electric companies, gas companies merging with gas companies, and gas companies merging with electric companies have created opportunities from which your fund has benefited in the last six months.


TOP 10 HOLDINGS*

Bankers Trust New York Corp.
Banking

Pacific Telesis Group
Telephone utility

Pacific Enterprises
Gas utility

Columbia Gas System, Inc.
Gas utility

PanEnergy Corp.
Gas pipeline

Sprint Corp.
Telephone utility

SBC Communications, Inc.
Telephone utility

MCI Communications Corp.
Telephone utility

K mart Corp.
Major retailer

Questar Corp.
Gas utility

*These holdings represent 19.9% of the fund's assets as of 10/31/96. Portfolio holdings will vary over time.

Since the beginning of industry deregulation, your fund has focused on those utility companies whose attractive valuation and strong fundamentals have created a greater potential for positive results in the event of consolidation. Recent deals involving Texas Utilities' pending acquisition of Enserch, and Houston Industries' pending purchase of Noram, for instance, have made positive contributions to the fund's performance. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

At the end of the fiscal year, your fund's portfolio was heavily weighted in the stocks of smaller gas companies. While it is unusual for a utility fund to focus on gas rather than on electric companies, we believe there are clear advantages to this strategy. One is the recent boom in consolidation of gas and electric companies to form energy companies whose customers buy both gas and electricity, and may buy additional products and services down the road. This, when combined with the continued increase in gas usage and with the progress of the gas industry in finding new ways to improve profitability, provides a strong rationale for present portfolio allocations.

* NON-UTILITY HOLDINGS STRENGTHEN FUND PERFORMANCE

During much of the past fiscal year, the utility sector has struggled with the newfound consequences of industry deregulation. While the ultimate outcome is likely to be positive, we believe that it would not be wise to put all of our bets on one table. Therefore, we have continued to rely heavily upon opportunities outside the utility sector to bolster fund performance and create a sense of equilibrium in the portfolio. With approximately 15.0% of the fund's holdings in non-utility stocks, this flexibility proved of great value to the fund.

Bankers Trust, the fund's largest non-utility holding, as well as its largest single position, has a dividend yield well above that of the average electric utility. Its valuation on earnings and its book value are also attractive relative to the average utility. The entrance of a new management team and multiple meetings with Bankers Trust staff have further confirmed our belief in the value of the company's stock, and it has been one of the fund's best performers this year. Given its strong performance, there is a good chance that we will lock in at least some of our gains in this winning investment.

* BOND MARKET TURBULENCE DISCOURAGES HEAVY ALLOCATION

Worries over possible fluctuations in interest rates, coupled with a shrinking of corporate balance sheets in the newly competitive utility sector, brought about a reduction in new-issue utility bonds over the course of fiscal 1996. This less favorable environment prompted us to keep the fund's bond allocation relatively low while looking harder -- and farther afield -- for securities that met our standards. We sought bonds issued by companies that had the potential to thrive in this new competitive environment and whose securities seemed likely to provide some cushioning effect from an unfriendly U.S. bond market. Bonds issued by utility companies outside the United States proved an excellent choice on both counts.

We especially favored bonds from foreign markets that offered the relative stability of a monopolistic industry structure. Examples include Iberdrola, a Spanish utility, and Telstra, the Austrian telephone monopoly. However, we also took positions in markets in which a more competitive utility environment has been in place for several years, concentrating on those companies with seasoned management teams accustomed to the demands of competition. Empresa National Electric and Chilgener, two Chilean companies, operate successfully in the competitive environment of Chile's economy. Both parts of this international focus were effected by means of dollar-based Yankee bonds in order to minimize the fund's exposure to currency risk.

Keeping an eye toward those utility bond structures that demonstrate a low level of call risk remains the cornerstone of our fixed-income strategy, since the possibility of an interest-rate decline could increase the likelihood that attractive investments may be redeemed and reissued at lower rates. Our research seeks to identify issuers that offer both superior relative value and a security structure that will enable the fund to benefit from that value for as long as possible.

* LOOKING AHEAD TO FISCAL 1997

The recent legislative changes and the resulting reshaping of the utilties industries offer investors an unprecedented array of opportunities -- along with the challenge of identifying the companies best equipped to take advantage of the new landscape. This is the type of environment in which the value of in-depth research and professional management becomes more important than ever.

In considering the year ahead, we anticipate continued participation in these opportunities via industry consolidation trends. Our concentration on the gas sector, where commodity prices are expected to remain high in response to a continued depletion in gas reserves, is also likely to continue through fiscal 1997.

On the fixed-income side of the portfolio, we expect to continue the low-profile course that we have maintained over fiscal 1996. Until the dust settles from industry deregulation or until bond issuance increases, we look forward to what should be a quiet time for bond investments within the fund. Naturally we will continue to seek what we believe to be superior values for both the fixed-income and equity portions of your fund during the year to come.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                          Class A         Class B          Class M
 (inception date)       (11/19/90)       (4/27/92)         (3/1/95)
                         NAV  POP        NAV  CDSC          NAV  POP
------------------------------------------------------------------------
1 year                16.57%  9.92%   15.57%  10.57%     16.12%  12.02%
------------------------------------------------------------------------
5 years               73.24  63.34       --      --          --     --
Annual average        11.62  10.31       --      --          --     --
------------------------------------------------------------------------
Life of class         91.78  80.72    63.11   61.11      36.44   31.68
Annual average        11.57  10.46    11.46   11.15      20.45   17.92
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                                 S&P                         Consumer
                            Utilities Index                 Price Index
------------------------------------------------------------------------
1 year                           9.80%                          2.99%
------------------------------------------------------------------------
5 years                         73.45                          15.21
Annual average                  11.64                           2.87
------------------------------------------------------------------------
Life of class A                 88.65                          18.31
Annual average                  11.32                           2.87
------------------------------------------------------------------------
Life of class B                 68.90                          13.48
Annual average                  12.35                           2.84
------------------------------------------------------------------------
Life of class M                 33.13                           4.90
Annual average                  18.73                           2.91
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 11/19/90

Starting value                             (Insert ending Total)
9,425         Fund's class A shares at POP              $18,072
$10,000       S&P Utilities Index                       $18,865
$10,000       Consumer Price Index                      $11,831

(plot points for 10-year total return mountain chart)

                               S&P Utilities
Date/year       Fund at POP    Index            CPI
11/19/90         9,425         10,000           10,000
10/31/91        10,432         10,877           10,269
10/31/92        11,508         12,087           10,598
10/31/93        13,855         15,148           10,889
10/31/94        12,844         13,280           11,173
10/31/95        15,503         17,182           11,487
10/31/96        18,072         18,865           11,831


Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $16,311 on 10/31/96 ($16,111 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 3/1/95 would have been valued at $13,644 at net asset value on 10/31/96 ($13,168 at public offering price).




PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                             Class A         Class B       Class M
------------------------------------------------------------------------
Distributions (number)          4               4             4
------------------------------------------------------------------------
Income                       $0.440          $0.357        $0.393
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Short-term                    0.020           0.020         0.020
------------------------------------------------------------------------
Total                        $0.460          $0.377        $0.413
------------------------------------------------------------------------
Share value:                NAV  POP           NAV        NAV  POP
------------------------------------------------------------------------
10/31/95                $10.40  $11.03      $10.36    $10.38  $10.76
------------------------------------------------------------------------
10/31/96                 11.63   12.34       11.57     11.61   12.03
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate1    3.96%   3.73%       3.25%     3.55%   3.42%
------------------------------------------------------------------------
Current 30-day SEC yield2 3.38    3.19        2.65      2.87    2.77
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                           Class A         Class B          Class M
                           NAV  POP        NAV  CDSC        NAV  POP
------------------------------------------------------------------------
1 year                  13.61%  7.09%    12.82%  7.82%    13.16%  9.25%
------------------------------------------------------------------------
5 years                 69.75  59.96        --     --        --     --
Annual average          11.16   9.85        --     --        --     --
------------------------------------------------------------------------
Life of class           86.01  75.28     58.46  56.46     32.33  27.72
Annual average          11.15  10.03     10.95  10.63     19.26  16.63
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged list of common stocks issued by utility companies. Index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index, and it is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Utilities Growth and Income Fund, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund as of October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 10, 1996



Portfolio of investments owned
October 31, 1996


COMMON STOCKS  (82.2%) *
NUMBER OF SHARES                                                                         VALUE

Aerospace and Defense  (0.2%)
----------------------------------------------------------------------------------------------
           10,000  Coltec Industries Inc. +                                         $  172,500
           48,500  Gulfstream Aerospace Corp. +                                      1,145,810
           20,000  Northrop Grumman Corp.                                            1,615,000
                                                                                 -------------
                                                                                     2,933,310

Apparel  (0.1%)
----------------------------------------------------------------------------------------------
            4,318  Footstar, Inc. +                                                     94,996
           24,000  Warnaco Group, Inc.                                                 597,000
                                                                                 -------------
                                                                                       691,996

Appliances  (0.1%)
----------------------------------------------------------------------------------------------
           31,000  Leggett & Platt, Inc.                                               926,125

Automotive  (0.1%)
----------------------------------------------------------------------------------------------
           19,000  Magna International, Inc. Class A, (Canada)                         952,375

Automotive Parts (--%)
----------------------------------------------------------------------------------------------
           25,100  Mark IV Industries, Inc.                                            542,788

Banks  (3.8%)
----------------------------------------------------------------------------------------------
          500,000  Bankers Trust New York Corp.                                     42,250,000
           50,000  Dime Bancorp, Inc. +                                                743,750
           19,500  FirstMerit Corp.                                                    633,750
           18,000  Great Western Financial Corp.                                       504,000
           22,000  Marshall & Ilsley Corp.                                             706,750
           41,500  Washington Mutual, Inc.                                           1,753,375
                                                                                 -------------
                                                                                    46,591,625

Basic Industrial Products  (0.2%)
----------------------------------------------------------------------------------------------
           40,000  AGCO Corp.                                                        1,015,000
            6,700  Briggs & Stratton Corp.                                             268,000
           37,000  Cincinnati Milacron, Inc.                                           707,625
           12,500  Millipore Corp.                                                     437,500
                                                                                 -------------
                                                                                     2,428,125

Building and Construction  (0.4%)
----------------------------------------------------------------------------------------------
            9,000  Armstrong World Industries, Inc.                                    600,750
          440,000  Willbros Group, Inc. +                                            4,125,000
                                                                                 -------------
                                                                                     4,725,750

Business Services  (0.1%)
----------------------------------------------------------------------------------------------
           42,000  PHH Corp.                                                         1,249,500
           20,000  Wallace Computer Services, Inc.                                     587,500
                                                                                 -------------
                                                                                     1,837,000

Chemicals  (0.3%)
----------------------------------------------------------------------------------------------
           34,000  Crompton & Knowles Corp.                                            612,000
           16,000  Georgia Gulf Corp.                                                  432,000
           25,500  Hanna (M.A.) Co.                                                    541,875
           30,000  Rohm & Haas Co.                                                   2,141,250
                                                                                 -------------
                                                                                     3,727,125

Computer Equipment  (0.1%)
----------------------------------------------------------------------------------------------
           40,000  Comdisco, Inc.                                                    1,195,000

Conglomerates  (0.6%)
----------------------------------------------------------------------------------------------
           31,000  General Signal Corp.                                              1,263,250
           17,000  Lancaster Colony Corp.                                              637,500
           16,000  National Service Industries, Inc.                                   552,000
           50,000  Ogden Corp.                                                         906,250
          200,000  Southwest Gas Corp.                                               3,825,000
                                                                                 -------------
                                                                                     7,184,000

Consumer Non Durables  (0.1%)
----------------------------------------------------------------------------------------------
           80,000  Dial Corp.                                                        1,100,000

Containers  (0.1%)
----------------------------------------------------------------------------------------------
           19,000  Bemis Inc.                                                          665,000
           10,000  Temple Inland, Inc.                                                 512,500
                                                                                 -------------
                                                                                     1,177,500

Electric Utilities  (25.5%)
----------------------------------------------------------------------------------------------
          120,000  Boston Edison Co.                                                 2,880,000
          225,000  Carolina Power & Light Co.                                        8,128,125
          400,000  Central & South West Corp.                                       10,600,000
          220,500  Central Maine Power Co.                                           2,590,875
           10,000  Chilectra S.A. 144A ADR (Chile)                                     535,000
           21,600  CILCORP, Inc.                                                       788,400
          300,000  Cinergy Corp.                                                     9,937,500
          182,700  CMS Energy Corp. Class G                                          3,425,625
          280,000  Delmarva Power & Light Co.                                        5,565,000
          100,000  DPL, Inc.                                                         2,387,500
          200,000  DQE, Inc.                                                         5,750,000
          340,120  East Midlands Electricity PLC (United Kingdom) +                  3,001,138
          650,000  Edison International                                             12,837,500
          100,000  Enova Corp.                                                       2,250,000
          250,000  Florida Progress Corp.                                            8,343,750
          230,000  FPL Group, Inc.                                                  10,580,000
          600,000  Hong Kong Electric Holdings Ltd. (Hong Kong)                      1,920,639
          150,000  Huaneng Power International, Inc. ADR (China) +                   2,287,500
          750,000  Iberdola S.A. (Spain)                                             7,964,341
          210,000  IES Industries, Inc.                                              6,457,500
          865,000  Long Island Lighting Co.                                         15,678,125
          200,000  National Grid Group PLC (United Kingdom) +                          588,793
          250,000  New England Electric Systems Inc.                                 8,437,500
          450,000  New York State Electric & Gas Corp.                               9,393,750
          300,000  Niagara Mohawk Power Corp. +                                      2,550,000
          286,500  NIPSCO Industries, Inc.                                          10,851,188
          215,200  Northeast Utilities                                               2,313,400
          200,000  Ohio Edison Co.                                                   4,175,000
          230,000  Oklahoma Gas & Electric Co.                                       8,998,750
          100,000  P P & L Resources, Inc.                                           2,337,500
          200,000  Pacific Gas & Electric Co.                                        4,700,000
          300,000  Peco Energy Co.                                                   7,575,000
          400,000  Pinnacle West Capital Corp.                                      12,350,000
          309,200  Potomac Electric Power Co.                                        7,923,250
          250,000  PowerGen PLC ADR (United Kingdom)                                 8,375,000
          485,500  Public Service Co. of Colorado                                   17,963,500
          150,000  Public Service Enterprise Group, Inc.                             4,031,250
          400,000  Scana Corp.                                                      10,700,000
          661,200  Scottish Power PLC (United Kingdom)                               3,382,264
          500,000  Sierra Pacific Resources                                         13,937,500
          250,000  Texas Utilities Electric Co.                                     10,125,000
          475,000  TNP Enterprises, Inc.                                            12,290,625
          450,000  Tuscon Electric Power Co. +                                       8,887,500
          230,000  Union Electrica Fenosa S.A. (Spain)                               1,492,476
          175,000  United Illuminating Co.                                           5,818,750
          150,000  Utilicorp United, Inc.                                            4,068,750
          160,000  Washington Water Power Co.                                        3,060,000
          200,000  Wisconsin Energy Corp.                                            5,425,000
                                                                                 -------------
                                                                                   315,660,264

Electrical Equipment  (0.1%)
----------------------------------------------------------------------------------------------
           75,000  Vishay Intertechnology, Inc.                                      1,350,000

Electronics  (0.1%)
----------------------------------------------------------------------------------------------
           12,000  Pittway Corp. Class A                                               585,000
           10,000  UCAR International, Inc. +                                          391,250
                                                                                 -------------
                                                                                       976,250

Finance  (0.1%)
----------------------------------------------------------------------------------------------
           23,000  Beneficial Corp.                                                  1,345,500

Food and Beverages  (0.3%)
----------------------------------------------------------------------------------------------
           40,000  Whitman Corporation                                                 970,000
           30,000  Dole Food Co.                                                     1,170,000
           20,000  Flowers Industries, Inc.                                            467,500
           27,000  Hormel Foods Corp.                                                  637,875
                                                                                 -------------
                                                                                     3,245,375

Gas Pipelines  (4.1%)
----------------------------------------------------------------------------------------------
          260,000  Coastal Corp.                                                    11,180,000
          568,500  PanEnergy Corp.                                                  21,887,250
          360,000  Tejas Gas Corp. +                                                14,625,000
          200,000  TransCanada Pipelines Ltd. (Canada)                               3,375,000
                                                                                 -------------
                                                                                    51,067,250

Gas Utilities  (23.5%)
----------------------------------------------------------------------------------------------
          380,000  AGL Resources, Inc.                                               7,980,000
          213,600  Atmos Energy Corp.                                                5,073,000
          200,000  Bay State Gas Co.                                                 5,650,000
          302,000  Brooklyn Union Gas Co.                                            8,758,000
          220,000  Cascade Natural Gas Corp.                                         3,547,500
          400,000  Columbia Gas System, Inc.                                        24,300,000
          150,000  Connecticut Energy Corp.                                          3,131,250
          180,000  Eastern Enterprises                                               6,930,000
          176,500  El Paso Natural Gas Co.                                           8,560,250
          250,200  Energen Corp.                                                     6,255,000
           35,100  Equitable Resources, Inc.                                         1,009,125
           70,000  Indiana Energy, Inc.                                              1,715,000
          350,000  K N Energy, Inc.                                                 13,081,250
          135,000  Laclede Gas Co.                                                   3,155,625
          570,000  MCN Corp.                                                        15,675,000
          350,000  National Fuel Gas Co.                                            13,037,500
          100,000  New Jersey Resources Corp.                                        2,762,500
          300,000  NICOR Inc.                                                       10,462,500
          739,200  Noram Energy Corp.                                               11,365,200
           30,955  North Carolina Natural Gas Corp.                                    909,303
          504,000  Northwest Natural Gas Co.                                        12,789,000
          230,000  NUI Corp.                                                         4,571,250
          280,000  Oneok, Inc.                                                       7,525,000
          800,000  Pacific Enterprises                                              24,600,000
          274,900  Peoples Energy Corp.                                              9,690,225
          200,000  Piedmont Natural Gas Co., Inc.                                    4,900,000
          200,000  Public Service Co. of North Carolina, Inc.                        3,600,000
          500,000  Questar Corp.                                                    18,000,000
           60,000  South Jersey Industries, Inc.                                     1,410,000
          130,366  Southern Union Co.                                                3,242,854
          400,000  Transportadora de Gas del Sur ADR (Argentina)                     4,650,000
          450,000  UGI Corp.                                                        10,631,250
          236,800  United Cities Gas Co.                                             4,972,800
           30,000  Washington Energy Co.                                               577,500
          137,900  Washington Gas Light Co.                                          3,085,513
          797,500  Westcoast Energy, Inc.                                           13,158,750
          156,700  WICOR, Inc.                                                       5,582,438
          200,000  Yankee Energy System, Inc.                                        4,550,000
                                                                                 -------------
                                                                                   290,894,583

Hospital Management  (0.1%)
----------------------------------------------------------------------------------------------
           30,000  Quorum Health Group, Inc. +                                         810,000

Household Products  (0.2%)
----------------------------------------------------------------------------------------------
           27,500  First Brands Corp.                                                  780,313
           54,000  Premark International, Inc.                                       1,127,250
                                                                                 -------------
                                                                                     1,907,563

Insurance  (1.0%)
----------------------------------------------------------------------------------------------
           22,000  Allmerica Financial Corp.                                           668,250
           24,000  Everest Re Holdings, Inc.                                           612,000
          232,400  GCR Holdings, Ltd.                                                5,403,300
           10,500  Jefferson Pilot Corp.                                               597,188
          287,000  USF&G Corp.                                                       5,453,000
                                                                                 -------------
                                                                                    12,733,738

Leisure (--%)
----------------------------------------------------------------------------------------------
           15,500  Hasbro, Inc.                                                        602,563

Machinery  (0.1%)
----------------------------------------------------------------------------------------------
           53,000  Keystone International, Inc.                                        954,000

Medical Supplies and Devices  (0.2%)
----------------------------------------------------------------------------------------------
           35,000  Bausch & Lomb, Inc.                                               1,181,250
           14,500  Dentsply International, Inc.                                        610,813
           24,000  Nellcor Puritan Bennett, Inc. +                                     468,000
                                                                                 -------------
                                                                                     2,260,063

Metals and Mining  (0.1%)
----------------------------------------------------------------------------------------------
           31,500  Alumax, Inc. +                                                    1,011,938
           20,000  RWE AG (Germany)                                                    821,344
                                                                                 -------------
                                                                                     1,833,282

Oil and Gas  (0.6%)
----------------------------------------------------------------------------------------------
           13,000  Diamond Offshore Drilling, Inc. +                                   791,375
           30,000  Mitchell Energy & Development Corp. Class B                         622,500
          240,000  NGC Corporation                                                   4,320,000
           35,500  Reading & Bates Corp. +                                           1,020,625
           29,000  Weatherford Enterra, Inc. +                                         841,000
                                                                                 -------------
                                                                                     7,595,500

Paper and Forest Products  (0.1%)
----------------------------------------------------------------------------------------------
           13,500  Boise Cascade Corp.                                                 418,500
           15,500  Rayonier, Inc.                                                      614,188
           50,000  Stone Container Corp.                                               762,500
                                                                                 -------------
                                                                                     1,795,188

Pharmaceuticals and Biotechnology  (0.6%)
----------------------------------------------------------------------------------------------
           17,500  Block Drug, Inc. Class A                                            786,406
          200,000  Pharmacia & Upjohn, Inc.                                          7,200,000
                                                                                 -------------
                                                                                     7,986,406

Photography  (0.1%)
----------------------------------------------------------------------------------------------
           25,000  Polaroid Corp.                                                    1,015,625

Publishing  (0.4%)
----------------------------------------------------------------------------------------------
           14,000  Belo (A.H.) Corp. Ser. A                                            546,000
           20,000  Central Newspapers, Inc. Class A                                    805,000
           26,000  Deluxe Corp.                                                        848,250
           50,000  Times Mirror Co. Class A                                          2,312,500
                                                                                 -------------
                                                                                     4,511,750

REIT's (Real Estate Investment Trust)  (2.1%)
----------------------------------------------------------------------------------------------
          160,600  Avalon Properties, Inc.                                           3,713,875
          194,000  Equity Residential Properties Trust                               7,129,500
          100,000  LTC Properties, Inc.                                              1,700,000
           84,600  Macerich Co.                                                      1,861,200
          200,000  Nationwide Health Properties, Inc.                                4,500,000
          170,000  Public Storage, Inc.                                              3,910,000
           49,912  Simon DeBartolo Group, Inc.                                       1,316,429
          100,000  Storage Trust Realty                                              2,312,500
                                                                                 -------------
                                                                                    26,443,504

Retail  (1.8%)
----------------------------------------------------------------------------------------------
           38,500  Family Dollar Stores, Inc.                                          654,500
        1,900,000  K mart Corp.                                                     18,525,000
           15,000  Melville Corporation                                                558,750
           23,100  Payless Shoesource, Inc. +                                          782,513
           18,000  Rite Aid Corp.                                                      612,000
           40,000  Thrifty PayLess Holdings, Inc. Class B +                            855,000
                                                                                 -------------
                                                                                    21,987,763

Savings and Loans  (0.1%)
----------------------------------------------------------------------------------------------
           17,000  Ahmanson (H.F.) & Co.                                               533,375
           17,850  Charter One Financial, Inc.                                         775,359
                                                                                 -------------
                                                                                     1,308,734

Semiconductors  (0.1%)
----------------------------------------------------------------------------------------------
           42,900  National Semiconductor Corp. +                                      825,825

Supermarkets (--%)
----------------------------------------------------------------------------------------------
           16,000  Weis Markets, Inc.                                                  490,000

Telephone Utilities  (14.2%)
----------------------------------------------------------------------------------------------
           50,000  Airtouch Communications, Inc. +                                   1,306,250
          235,000  Ameritech Corp.                                                  12,866,250
          200,000  Bell Atlantic Corp.                                              12,050,000
          300,000  BellSouth Corp.                                                  12,225,000
          400,000  GTE Corp.                                                        16,850,000
          802,000  MCI Communications Corp.                                         20,150,250
          320,000  NYNEX Corp.                                                      14,240,000
        1,001,000  Pacific Telesis Group                                            34,034,000
           60,000  Portugal Telecom S.A. ADR (Portugal)                              1,552,500
           60,000  Royal PTT Nederland N.V. ADR (Netherlands)                        2,167,500
          440,000  SBC Communications, Inc.                                         21,395,000
          550,000  Sprint Corp.                                                     21,587,500
        2,000,000  Telecom Italia S.P.A. (Italy)                                     4,450,311
           20,000  Telecom Argentina S.A. ADR (Argentina)                              755,000
           20,000  Telefonica de Argentina S.A. ADR (Argentina)                        465,000
                                                                                 -------------
                                                                                   176,094,561

Textiles (--%)
----------------------------------------------------------------------------------------------
           12,000  Springs Industries, Inc. Class A                                    541,500

Tobacco  (0.1%)
----------------------------------------------------------------------------------------------
           63,000  Dimon Inc.                                                        1,197,000
           22,000  Universal Corp.                                                     599,500
                                                                                 -------------
                                                                                     1,796,500

Wireless Communications  (0.4%)
----------------------------------------------------------------------------------------------
          241,666  360 Communications Co. +                                          5,467,693
                                                                                 -------------
                   Total Common Stocks  (cost $875,877,950)                      1,019,513,699

CORPORATE BONDS AND NOTES  (15.1%) *
PRINCIPAL AMOUNT                                                                         VALUE

Combined Utilities  (2.6%)
----------------------------------------------------------------------------------------------
       $3,000,000  Australian Gas & Light Co. 144A sr. notes
                   6 3/8s, 2003 (Australia)                                        $ 2,881,170
        4,000,000  Kansas Gas & Electric deb. 8.29s, 2016                            4,047,960
        4,000,000  Pacific Gas & Electric Co.
                   sr. notes 7.1s, 2005                                              4,039,400
        4,000,000  Public Service Electric & Gas
                   mtge. note 9 1/4s, 2021                                           4,744,800
        7,240,000  San Diego Gas & Electric Co. 1st mtge.
                   Ser. JJ, 9 5/8s, 2020                                             8,116,330
        7,985,000  South Carolina Electric & Gas Co.
                   1st mtge. 7 5/8s, 2025                                            8,468,331
                                                                                 -------------
                                                                                    32,297,991

Electric Utilities  (9.1%)
----------------------------------------------------------------------------------------------
        4,000,000  Allegheny Generating Co. deb. 6 7/8s, 2023                        3,679,840
        2,417,000  Arkansas Electric Corp. bonds 7.33s, 2008                         2,462,730
        3,500,000  Chilgener S.A. notes 6 1/2s, 2006 (Chile)                         3,353,455
        4,000,000  Chugach Electric Co. 1st mtge.
                   Ser. A, 9.14s, 2022                                               4,491,840
        3,432,000  Citizens Utilities Co. bonds 7.68s, 2034                          3,825,204
        4,000,000  Commonwealth Edison Co. 1st mtge.
                   Ser. 83, 8s, 2008                                                 4,175,000
        2,000,000  Connecticut Light & Power Co. 1st mtge.
                   Ser. A, 5 1/2s, 1999                                              1,934,280
        1,500,000  Connecticut Light & Power Co. 1st mtge.
                   Ser. D, 7 7/8s, 2024                                              1,552,440
        5,250,000  Consumers Power Co. 1st mtge. 8 3/4s, 1998                        5,395,530
        4,000,000  Delmarva Power & Light Co. med.
                   term notes 5.69s, 1998                                            3,972,560
        3,500,000  Duquesne Power & Light Co. deb. 8.7s, 2016                        3,730,510
        5,000,000  Empresa National Electric company guaranty
                   7.2s, 2006 (Chile)                                                5,018,350
        4,000,000  Hydro Quebec government guaranty 8.4s,
                   2022 (Canada)                                                     4,394,960
        5,000,000  Iberdrola S.A. notes 7 1/2s, 2002 (Spain)                         5,213,050
        4,991,832  Indiana-Michigan Power Co. deb. 9.82s, 2022                       5,911,377
        7,000,000  Kansas City Power & Light Co. med.
                   term notes 5 3/4s, 1998                                           6,974,170
        4,000,000  Kentucky Utilities Co. 1st mtge.
                   Ser. R, 7.55s, 2025                                               3,713,750
        5,000,000  Midwest Power Systems mtge. 8 1/8s, 2023                          5,101,000
        2,000,000  Nova Scotia Power Corp. deb.
                   9.4s, 2021 (Canada)                                               2,351,780
        5,000,000  Ohio Edison Co. 1st mtge. 8 1/4s, 2002                            5,294,150
        3,000,000  Otter Tail Power Co. 1st mtge. 7 1/4s, 2002                       3,032,160
        3,000,000  Pacificorp secd. med. term notes 9.15s, 2011                      3,533,130
        5,000,000  Public Service Co. of Colorado
                   coll. trust 6 3/8s, 2005                                          4,824,150
        1,720,000  Salton Sea Funding Corp. company guaranty
                   Ser. E, 8.3s, 2011                                                1,791,363
        3,500,000  Sierra Pacific Power Co. med. term notes
                   Ser. C, 6.82s, 2006                                               3,458,630
        3,500,000  Southern California Edison 1st. ref. mtge.
                   Ser. 93-F, 6 1/4s, 2003                                           3,411,555
        5,000,000  Texas Utilities Co. secd. lease fac.
                   bonds 7.46s, 2015                                                 5,026,950
        4,500,000  Utilicorp United sr. notes 8.2s, 2007                             4,798,080
                                                                                 -------------
                                                                                   112,421,994

Gas Utilities  (1.2%)
----------------------------------------------------------------------------------------------
        3,500,000  Columbia Gas System, Inc. notes
                   Ser. E, 7.32s, 2010                                               3,477,215
        4,000,000  Michigan Consolidated Gas 1st mtge.
                   8 1/4s, 2014                                                      4,338,920
        4,000,000  Southern Union Gas sr. notes 7.6s, 2024                           3,923,200
        3,000,000  Washington National Gas Co.
                   1st mtge. 8.4s, 2022                                              3,293,430
                                                                                 -------------
                                                                                    15,032,765

Natural Gas  (0.3%)
----------------------------------------------------------------------------------------------
        3,500,000  ONEOK Inc. deb. 9.7s, 2019                                        3,859,975

Oil and Gas  (0.6%)
----------------------------------------------------------------------------------------------
        4,000,000  Petroliam Nasional Berhad 144A
                   notes 6 7/8s, 2003 (Malaysia)                                     4,022,120
        3,500,000  Southwest Gas Corp. deb. 7 1/2s, 2006                             3,609,935
                                                                                 -------------
                                                                                     7,632,055

Telephone Utilities  (1.1%)
----------------------------------------------------------------------------------------------
        5,000,000  BellSouth Telecommunication deb.
                   6 3/4s, 2033                                                      4,565,600
        3,500,000  GTE Northwest, Inc. deb. 7 7/8s, 2026                             3,595,480
        5,000,000  Telstra Corp. notes 6 1/2s,
                   2005 (Australia)                                                  4,892,500
                                                                                 -------------
                                                                                    13,053,580

Water Utility  (0.2%)
----------------------------------------------------------------------------------------------
        2,500,000  Pennsylvania American Water Co.
                   144A mtge. notes 7.8s, 2026                                       2,550,000
                                                                                 -------------
                   Total Corporate Bonds and Notes  (cost $183,983,793)            186,848,360

CONVERTIBLE PREFERRED STOCKS  (0.5%) * (cost $5,000,788)
NUMBER OF SHARES                                                                         VALUE
----------------------------------------------------------------------------------------------
          100,000  Philippine Long Distance Telephone Co. Ser. III,
                   $3.50 cv. pfd. (Philippines)                                      5,650,000

CONVERTIBLE BONDS AND NOTES  (0.3%) * (cost $3,597,000)
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
       $4,000,000  Telekom Malaysia Berhad 144A cv. deb.
                   4s, 2004 (Malaysia)                                               4,140,000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (0.1%) * (cost $1,828,088)
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
       $1,740,000  U.S. Treasury Notes 7 1/4s, August 15, 2004                       1,841,407

SHORT-TERM INVESTMENTS  (1.8%) * (cost $22,003,373)
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
      $22,000,000  Interest in $ 644,842,000 joint repurchase agreement dated October 31, 1996 with Morgan Stanley & Co. Inc. due
                   November 1, 1996 with respect to various U.S. Treasury
                   obligations - maturity value of $ 22,003,373 for an
                   effective yield of 5.52%.                                        22,003,373
----------------------------------------------------------------------------------------------
                   Total Investments (cost $1,092,290,992) ***                   1,239,996,839
----------------------------------------------------------------------------------------------

*    Percentages indicated are based on net assets of $1,240,164,380.

+     Non-income-producing security.

*** The aggregate identified cost on a tax basis is $1,091,945,613, resulting in gross unrealized appreciation and depreciation of $169,969,398 and $21,918,712, respectively, or net unrealized appreciation of $148,051,226.

     ADR after the name of a foreign holding
     stands for American Depository Receipts
     representing ownership of foreign
     securities on deposit with a domestic custodian bank.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,092,290,992) (Note 1)                                              $1,239,996,839
-----------------------------------------------------------------------------------------------------
Cash                                                                                          692,374
-----------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                   7,046,256
-----------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      1,857,284
-----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              5,458,165
-----------------------------------------------------------------------------------------------------
Total assets                                                                            1,255,050,918

Liabilities
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            7,840,212
-----------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  3,741,390
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                1,945,354
-----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    223,890
-----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                   5,068
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    7,817
-----------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                        654,498
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        468,309
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          14,886,538
-----------------------------------------------------------------------------------------------------
Net Assets                                                                             $1,240,164,380

Represented by
-----------------------------------------------------------------------------------------------------
Paid-in capital  (Notes 1 and  4)                                                      $1,013,302,533
-----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                      (3,930)
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment and
foreign currency transactions (Note 1)                                                     79,158,968
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                     147,706,809
-----------------------------------------------------------------------------------------------------
Total - Representing net assets applicable
to capital shares outstanding                                                          $1,240,164,380

Computation of net asset value and  offering price
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($618,417,495 divided by 53,185,641 shares)*                                                   $11.63
-----------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.63)                                         $12.34
-----------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($615,309,298 divided by 53,160,943 shares)**                                                  $11.57
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,437,587 divided by 554,664 shares)                                                         $11.61
-----------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.61)*                                        $12.03
-----------------------------------------------------------------------------------------------------


* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Investment income:
----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $507,378)                                         $48,061,029
----------------------------------------------------------------------------------------------
Interest income                                                                     13,503,606
----------------------------------------------------------------------------------------------
Total investment income                                                             61,564,635

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     7,706,433
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       1,910,711
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       45,848
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        23,946
----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                1,526,421
----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                6,052,632
----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   29,340
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 78,701
----------------------------------------------------------------------------------------------
Registration fees                                                                        1,750
----------------------------------------------------------------------------------------------
Auditing                                                                                84,681
----------------------------------------------------------------------------------------------
Legal                                                                                   22,865
----------------------------------------------------------------------------------------------
Postage                                                                                577,259
----------------------------------------------------------------------------------------------
Other                                                                                   55,614
----------------------------------------------------------------------------------------------
Total expenses                                                                      18,116,201
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                            (378,432)
----------------------------------------------------------------------------------------------
Net expenses                                                                        17,737,769
----------------------------------------------------------------------------------------------
Net investment income                                                               43,826,866
----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    82,883,294
----------------------------------------------------------------------------------------------
Net realized loss on
foreign currency transactions (Note 1)                                                  (3,429)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of
foreign currency transactions during the year                                              962
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          54,250,411
----------------------------------------------------------------------------------------------
Net gain on investments                                                            137,131,238
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $180,958,104
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                              Year ended October 31
                                                                         -----------------------------
                                                                           1996                    1995

-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $43,826,866           $44,629,393
-------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                  82,879,865             6,380,409
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                  54,251,373           149,260,976
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  180,958,104           200,270,778
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                          (23,901,842)          (26,485,617)
-------------------------------------------------------------------------------------------------------
     Class B                                                          (19,535,724)          (21,510,258)
-------------------------------------------------------------------------------------------------------
     Class M                                                             (121,291)              (23,624)
-------------------------------------------------------------------------------------------------------
From net realized gain on investments
     Class A                                                           (1,273,262)             (823,988)
-------------------------------------------------------------------------------------------------------
     Class B                                                           (1,040,677)             (763,062)
-------------------------------------------------------------------------------------------------------
     Class M                                                               (6,461)                   --
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (68,562,356)          (20,073,516)
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           66,516,491           130,590,713
-------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,173,647,889         1,043,057,176
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $3,930 and $0, respectively)                  $1,240,164,380        $1,173,647,889
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)

                                                                          March 1, 1995
                                                                       (commencement of
                                                       Year ended        operations) to          Year ended
                                                       October 31            October 31          October 31
                                                       ----------------------------------------------------
                                                             1996                  1995                1996
                                                       ----------------------------------------------------
                                                                  Class M
                                                       ----------------------------------------------------

Net asset value, beginning of period                       $10.38                $9.14               $10.36
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                                         .38(d)               .31                  .36
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                        1.26                 1.26                 1.23
-----------------------------------------------------------------------------------------------------------
Total from investment operations                             1.64                 1.57                 1.59
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------------------
From net investment income                                   (.39)                (.33)                (.36)
-----------------------------------------------------------------------------------------------------------
In excess of net investment income                             --                   --                   --
-----------------------------------------------------------------------------------------------------------
From net realized gain on investments                        (.02)                  --                 (.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (.41)                (.33)                (.38)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $11.61               $10.38               $11.57
-----------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                   16.12                17.50*               15.57
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $6,438               $1,917             $615,309
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                            1.63                 1.13*                1.86
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    3.37                 2.36*                3.22
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      64.53                67.60                64.53
-----------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                          $0.0488                                   $0.0488
-----------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                         Year ended October 31
                                                       -----------------------------------------------------
                                                              1995                 1994                 1993
                                                       -----------------------------------------------------
                                                                       Class B
                                                       -----------------------------------------------------

Net asset value, beginning of period                         $9.02               $10.52                $9.22
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                                          .36                  .39                  .42
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                         1.39                (1.22)                1.34
------------------------------------------------------------------------------------------------------------
Total from investment operations                              1.75                 (.83)                1.76
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------
From net investment income                                    (.39)                (.38)                (.43)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --                   --                 (.03)
------------------------------------------------------------------------------------------------------------
From net realized gain on investments                         (.02)                (.29)                  --
------------------------------------------------------------------------------------------------------------
Total distributions                                           (.41)                (.67)                (.46)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $10.36                $9.02               $10.52
------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                    19.92                (8.04)               19.54
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $578,505             $501,438             $551,794
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                             1.87                 1.83                 1.86
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                     3.77                 4.10                 3.98
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                       67.60               112.32               123.57
------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                     April 27, 1992
                                                   (commencement of
                                                     operations) to
                                                         October 31                  Year ended October 31
                                                        ----------------------------------------------------
                                                               1992                1996                 1995
                                                        ----------------------------------------------------
                                                                       Class B                 Class A
                                                        ----------------------------------------------------
Net asset value, beginning of period                         $8.87               $10.40                $9.06
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                                          .26                  .44                  .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                          .36                 1.25                 1.38
------------------------------------------------------------------------------------------------------------
Total from investment operations                               .62                 1.69                 1.81
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------
From net investment income                                    (.27)                (.44)                (.46)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --                   --                   --
------------------------------------------------------------------------------------------------------------
From net realized gain on investments                           --                 (.02)                (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                                           (.27)                (.46)                (.47)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $9.22               $11.63               $10.40
------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                     7.06*               16.57                20.71
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $103,075             $618,417             $593,226
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                              .94*                1.11                 1.12
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                     2.45*                3.97                 4.53
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                       21.16                64.53                67.60
------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                $0.0488
------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                           1994                 1993                 1992
                                                       --------------------------------------------------

Net asset value, beginning of period                     $10.56                $9.24                $8.91
---------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------
Net investment income                                       .46                  .51                  .52
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                     (1.22)                1.33                  .37
---------------------------------------------------------------------------------------------------------
Total from investment operations                           (.76)                1.84                  .89
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------
From net investment income                                 (.45)                (.51)                (.56)
---------------------------------------------------------------------------------------------------------
In excess of net investment income                           --                   --                   --
---------------------------------------------------------------------------------------------------------
From net realized gain on investments                      (.29)                (.01)                  --
---------------------------------------------------------------------------------------------------------
Total distributions                                        (.74)                (.52)                (.56)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.06               $10.56                $9.24
---------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                 (7.30)               20.40                10.31
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $541,619             $684,484             $419,098
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                          1.08                 1.12                 1.32
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                  4.84                 4.97                 5.60
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                   112.32               123.57                21.16
---------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
---------------------------------------------------------------------------------------------------------

*    Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October
    31, 1995 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported - as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G) Distribution to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include treatment of losses on wash sale transactions, non-taxable dividends and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $271,939 to increase distributions in excess of net investment income and $4,127 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $276,066. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $378,432 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,400 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $261,597 and $7,902 from the sale of class A and class M shares, respectively and $967,558 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $15 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $700,523,453 and $772,232,378, respectively. Purchases and sales of U.S. government obligations aggregated $69,085,349 and $68,884,410, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                  Year ended
                               October 31, 1996
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold           16,125,423        $178,578,287
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          1,855,388          20,413,519
----------------------------------------------------
                      17,980,811         198,991,806

Shares
repurchased          (21,830,427)       (241,787,581)
----------------------------------------------------
Net decrease          (3,849,616)       $(42,795,775)
----------------------------------------------------
                                   Year ended
                                October 31, 1995
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold           15,018,174        $143,352,344
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          2,368,270          22,164,731
----------------------------------------------------
                      17,386,444         165,517,075

Shares
repurchased          (20,133,278)       (190,733,474)
----------------------------------------------------
Net decrease          (2,746,834)       $(25,216,399)
----------------------------------------------------

                                   Year ended
                                October 31, 1996
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold           13,138,831        $145,085,592
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          1,588,809          17,415,455
----------------------------------------------------
                      14,727,640         162,501,047

Shares
repurchased          (17,432,183)       (192,345,546)
----------------------------------------------------
Net decrease          (2,704,543)       $(29,844,499)
----------------------------------------------------
                                   Year ended
                                October 31, 1995
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold           12,359,206        $116,862,599
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          2,022,574          18,869,451
----------------------------------------------------
                      14,381,780         135,732,050

Shares
repurchased          (14,089,785)       (132,406,110)
----------------------------------------------------
Net increase             291,995          $3,325,940
----------------------------------------------------

                                   Year ended
                                October 31, 1996
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold              735,351          $8,172,430
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             10,643             117,240
----------------------------------------------------
                         745,994           8,289,670

Shares
repurchased             (376,093)         (4,211,752)
-----------------------------------------------------
Net increase             369,901          $4,077,918
-----------------------------------------------------

                                   March 1, 1995
                                 (commencement of
                                   operations) to
                                  October 31, 1995
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold              205,946          $2,029,745
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              1,071              10,956
----------------------------------------------------
                         207,017           2,040,701

Shares
repurchased              (22,254)           (223,758)
----------------------------------------------------
Net increase             184,763          $1,816,943
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 59.28% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of October 3, 1996 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                             Votes
                              Votes for                     withheld

Jameson Adkins Baxter        65,987,296                    1,011,230
Hans H. Estin                65,987,178                    1,011,349
John A. Hill                 65,987,297                    1,011,230
R.J. Jackson                 65,987,297                    1,011,230
Elizabeth T. Kennan          65,987,297                    1,011,230
Lawrence J. Lasser           65,987,297                    1,011,230
Robert E. Patterson          65,987,178                    1,011,349
Donald S. Perkins            65,987,297                    1,011,230
William F. Pounds            65,987,297                    1,011,230
George Putnam                65,984,180                    1,014,347
George Putnam, III           65,983,738                    1,014,789
Eli Shapiro                  65,987,297                    1,011,230
A.J.C. Smith                 65,984,180                    1,014,347
W. Nicholas Thorndike        65,982,135                    1,016,392

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 64,778,235 votes for, and 470,590 votes against, with 1,749,702 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 61,598,611 votes for, and 2,665,322 votes against, with 2,734,594 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
60,381,467 votes for, and 3,808,007 votes against, with 2,809,054 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 61,700,505 votes for, and 2,447,036 votes against, with 2,850,986 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 60,598,276 votes for, and 3,656,065 votes against, with 2,744,186 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
61,832,483 votes for, and 2,420,651 votes against, with 2,745,393 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 60,767,493 votes for, and 3,412,445 votes against, with 2,818,589 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 59,614,913 votes for, and 4,435,192 votes against, with 2,948,423 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 60,152,591 votes for, and 3,887,734 votes against, with 2,958,201 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 59,981,117 votes for, and 4,056,272 votes against, with 2,961,138 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 61,426,046 votes for, and 2,909,894 votes against, with 2,662,587 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 60,975,814 votes for, and 3,223,615 votes against, with 2,799,098 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 60,629,469 votes for, and 3,525,177 votes against, with 2,843,881 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Sheldon N. Simon
Vice President and Fund Manager

Christopher A. Ray
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

---------------------

29194-840/884/869            12/96